                                                        Exhibit 10(a)

                                CREDIT GUARANTEE
                                ----------------

              CREDIT GUARANTEE, dated as of May 27, 1994, by CONSOLIDATED STORES CORPORATION, a Delaware corporation ("CSC"), and TRO, INC., a Delaware corporation ("TRO") (collectively, the "Guarantors"), jointly and severally, in favor of NATIONAL CITY BANK, COLUMBUS, a national banking association, individually and as agent (in such capacity, the "Agent"), NBD BANK, N.A., a national banking association, BANK ONE, COLUMBUS, N.A., a national banking association, and THE BANK OF TOKYO TRUST COMPANY, a banking corporation organized under New York state law (collectively, the "Banks").

                             W I T N E S S E T H :
                             - - - - - - - - - - -
              WHEREAS, CSC is the legal and beneficial owner of all of the issued and outstanding shares of capital stock of all classes of TRO, TRO is the legal and beneficial owner of all of the issued and outstanding shares of capital stock of all classes of Consolidated Stores Corporation, an Ohio corporation ("CSC Ohio"), and CSC Ohio is the legal and beneficial owner of all of the issued and outstanding shares of capital stock of all classes of C.S. Ross Company ("CSRC");

              WHEREAS, pursuant to that certain Credit Agreement, dated as of May_27, 1994, among CSC Ohio, CSRC, the Banks and the Agent (hereinafter, as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"), the Banks have agreed to make certain Loans and provide the DLC Facility to CSC Ohio and CSRC (the "Borrowers"); and

              WHEREAS, each of the Guarantors acknowledges the direct and indirect benefits to be derived by it by reason of the Loans made and the DLC Facility provided by the Banks to the Borrowers under the Credit Agreement; and

              WHEREAS, it is a condition precedent to the obligations of the Banks to make the Loans and provide the DLC Facility to the Borrowers under the Credit Agreement that each of the Guarantors shall have jointly and severally executed and delivered this Credit Guarantee to the Agent and the Banks;

              NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make the Loans and provide the DLC Facility provided for under the Credit Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, each of the Guarantors jointly and severally hereby agrees with the Agent and the Banks as follows:

              1. DEFINED TERMS. Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

              2. GUARANTEE. Each of the Guarantors jointly and severally hereby unconditionally and irrevocably guarantees to the Banks and the Agent, and their respective successors, indorsees, transferees and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent now existing or hereafter incurred under or arising out of or in connection with the Credit Agreement, the Notes and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such indebtedness, obligations and liabilities being herein called the "Obligations"), and each of the Guarantors further jointly and severally hereby agrees to pay any and all reasonable expenses which may be paid or incurred by the Banks and the Agent in collecting any or all of the Obligations and/or enforcing any rights under this Credit Guarantee or under the Obligations.





                            FORM 10Q - Page 72 of 88

              3. SET-OFF. The Agent and the Banks, and each of them, is hereby irrevocably authorized at any time and from time to time without notice to either of the Guarantors, any such notice being expressly waived by each of the Guarantors, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the Agent or any Bank to or for the credit or the account of either of the Guarantors, or any part thereof, in such amounts as the Agent or such Bank, as the case may be, may elect, against and on account of the obligations and liabilities of either of the Guarantors to the Agent and the Banks, and each of them, hereunder and claims of every nature and description of the Agent and the Banks, and each of them, against either of the Guarantors, in any currency, whether arising hereunder, under the Credit Agreement, the Notes or any other Loan Document, as the Agent or such Bank, as the case may be, may elect, whether or not the Agent or such Bank, as the case may be, has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent or the Bank which has set-off, as the case may be, agrees to notify the affected Guarantor or Guarantors and the Agent promptly of any set-off and the application made by the Agent or such Bank, as the case may be, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Banks under this Paragraph 3 are in addition to other rights and remedies (including without limitation other rights of set-off) which the Agent and the Banks, and each of them, may have, and are subject to the provisions of subsection 12.8 of the Credit Agreement.

              4. SUBROGATION. Notwithstanding any payment or payments made by either Guarantor hereunder or any set-off or application of funds of either Guarantor by the Agent or any Bank, neither Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Bank against either of the Borrowers or any collateral security or guarantee or right of set-off held by the Agent or any Bank for the payment of the Obligations, nor shall either Guarantor seek any reimbursement from either of the Borrowers in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Banks, and each of them, by the Borrowers for or on account of the Obligations are paid in full. In the event that either of the Borrowers is now or hereafter shall become indebted to either of the Guarantors, the amount of such indebtedness and all interest thereon shall at all times be subject and subordinate as to priority of Lien, time of payment and in all other respects to all sums at any time owing to the Agent and the Banks, and each of them, under any of the Loan Documents, and neither Guarantor shall be entitled to enforce or receive payment on account of such other indebtedness until all Obligations owing to the Agent and the Banks, and each of them, shall have been irrevocably paid in full and the Commitment and the DLC Facility shall have been terminated, and any sums so received shall be held in trust for the Agent and the Banks, and each of them, and shall be paid over to the Agent.

              5. CONSENT. Each of the Guarantors hereby consents that, without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Agent and the exercise by the Agent of any right or remedy may be rescinded by the Agent and any of the Obligations continued, and the Obligations, or the liability of either of the Borrowers or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of set-off with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Banks, and the Credit Agreement, any Note, any other Loan Document and any other collateral security document or other guarantee or document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Banks may deem advisable from time to time, and any collateral security or guarantee or right of set-off at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged,





                            FORM 10Q - Page 73 of 88
waived, surrendered or released, all without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor which will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Agent and the Banks shall have no obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations or this Credit Guarantee. Neither the Agent nor any Bank shall be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall any of them be under any obligation to take any action whatsoever with regard thereto. When making any demand hereunder against either of the Guarantors, the Agent and the Banks may, but shall be under no obligation to, make a similar demand on any other guarantor (including the other Guarantor hereunder) or either of the Borrowers, and any failure by the Agent or any Bank to make any such demand or to collect any payments from any such other guarantor (including the other Guarantor hereunder) or either of the Borrowers or any release of such other guarantor (including the other Guarantor hereunder) or either of the Borrowers shall not relieve such Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent and the Banks against such Guarantor. For the purpose hereof, "demand" shall include the commencement and continuance of any legal proceedings.

        6. WAIVERS. Each of the Guarantors waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Credit Guarantee or acceptance of this Credit Guarantee, and the Obligations, and each of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Credit Guarantee, and all dealings between either of the Borrowers or either of the Guarantors and the Agent or any of the Banks shall likewise be conclusively presumed to have been had or consummated in reliance upon this Credit Guarantee. Each of the Guarantors waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either of the Borrowers or either of the Guarantors with respect to the Obligations. This Credit Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, any Note, any other Loan Document, any of the Obligations or any collateral security or guarantee therefor or right of set-off with respect thereto at any time or from time to time held by the Agent or any Bank and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by either of the Borrowers against the Agent or any Bank, or by any other circumstance whatsoever (with or without notice to or knowledge of either of the Borrowers or either of the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of either of the Borrowers for the Obligations, or of either of the Guarantors under this Credit Guarantee, in bankruptcy or in any other instance, and the obligations and liabilities of either of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Agent, any Bank or any other Person at any time of any right or remedy against either of the Borrowers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of set-off with respect thereto. This Credit Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each of the Guarantors, jointly and severally, and their respective successors and assigns, and shall inure to the benefit of the Agent and the Banks, and each of them, and their respective successors, indorsees, transferees and assigns, until all of the Obligations and the obligations of each of the Guarantors under this Credit Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Credit Agreement either of the Borrowers may be free from any Obligations.

        7. EFFECTIVENESS. This Credit Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or





                            FORM 10Q - Page 74 of 88
any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Borrowers, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either of the Borrowers or any substantial part of its property, or otherwise, all as though such payments had not been made.

        8. CURRENCY AND PLACE OF PAYMENTS. Each of the Guarantors jointly and severally hereby guarantees that the Obligations will be paid to the Agent for the ratable account of each Bank without set-off or counterclaim in lawful currency of the United States of America in immediately available funds at the office of the Agent specified in the Credit Agreement.

        9. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants as follows:

            (a) CORPORATE EXISTENCE AND POWER. Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to own (or lease) its property and assets and to transact the business in which it is engaged.

            (b) CORPORATE AUTHORITY. Such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Credit Guarantee, and has taken all necessary corporate and legal action to authorize the guarantee hereunder on the terms and conditions of this Credit Guarantee and to authorize the execution, delivery and performance of this Credit Guarantee.

            (c) BINDING EFFECT. This Credit Guarantee has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

             (d) CONSENTS, APPROVALS, AUTHORIZATIONS. No consent or authorization of, or filing with, any other Person (including without limitation any Governmental Authority) is required in connection with the execution, delivery, performance, validity or enforceability of this Credit Guarantee.

             (e) NO VIOLATIONS. The execution, delivery and performance of this Credit Guarantee will not violate any Requirement of Law or any Contractual Obligation of such Guarantor and will not result in the creation or imposition of any Lien on any of the property or revenues of such Guarantor pursuant to the provisions of any Requirement of Law or any Contractual Obligation of such Guarantor.

             (f) NO LITIGATION. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or Governmental Authority is currently pending or, to the best knowledge of such Guarantor, threatened by or against such Guarantor or any of its property or revenues
        (i) with respect to this Credit Guarantee or (ii) which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of such Guarantor.

              (g) OWNERSHIP, LIENS. Such Guarantor has good and marketable title to, or valid leasehold interests in, all of its properties and assets, real and personal, and none of such properties and assets is subject to any Liens of any nature whatsoever except such





                            FORM 10Q - Page 75 of 88

                                FORM 10Q  of 88


               as are disclosed in the financial statements referred to in subparagraph (i) of this Paragraph 9.

                    (h) TAXES. Such Guarantor has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

                    (i) FINANCIAL STATEMENTS. (A) The consolidated balance sheet of the CSC Companies as at January 29, 1994, and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended (copies of which have heretofore been furnished to the Agent and the Banks), have been prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and prior periods, and present fairly the financial condition (including without limitation all material obligations, liabilities, liabilities for taxes and long-term or forward commitments, whether direct or contingent) of the CSC Companies as at such dates and the results of their operations for such periods; and since such dates there have been no material adverse changes in the business, operations, assets or condition, financial or otherwise, of such Guarantor or of the CSC Companies taken as a whole. None of the aforesaid financial statements or certificates or statements furnished to the Agent and the Banks by or on behalf of such Guarantor in connection with the transactions contemplated hereby and none of the representations and warranties contained herein, as of the date such statement or certificate was furnished to the Agent and the Banks or such representation or warranty was made, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading;

                    (B) As soon as available, but in any event within 90 days
               after the end of each fiscal year of CSC, the Guarantors shall furnish to each Bank (i) a copy of the consolidated balance sheet of the CSC Companies as at the end of such fiscal year and the related consolidated statements of income and stockholders' equity and cash flows of the CSC Companies for such fiscal year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche or other independent certified public accountants of nationally recognized standing acceptable to the Banks, and (ii) a consolidating balance sheet of the CSC Companies as at the end of such fiscal year showing the assets and liabilities of each of CSC and TRO separately and of all of the other CSC Companies on a consolidated basis; and also, as soon as available, but in any event not later the due date for filing the federal tax return for each fiscal year of CSC, (iii) a consolidating statement of income for such fiscal year showing the income of each of CSC and TRO separately and all of the other CSC Companies on a consolidated basis.

                    (C) As soon as available, but in any event not later than
               45 days after the end of each of the first three quarterly periods of each fiscal year of CSC, the Guarantors shall furnish to each Bank (i) a copy of the unaudited consolidated balance sheet of the CSC Companies as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the CSC Companies for such quarterly period and the portion of the fiscal year through the end of such quarter, setting forth in each case in the form required by Form 10-Q under the Securities Exchange Act of 1934, as amended, the figures for the corresponding period of the previous year, and
               (ii) a consolidating balance sheet of the CSC Companies as at the end of each such quarter, showing





                            FORM 10Q - Page 76 of 88
               the assets and liabilities of each of CSC and TRO separately and of all of the other CSC Companies on a consolidated basis.

                    (D) All such financial statements referred to in clauses
               (B) and (C) of this subparagraph 9(i) shall present fairly the consolidated or consolidating (as the case may be) financial position of the CSC Companies as at the applicable date (subject, in the case of interim statements, to normal year-end audit adjustments) and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such accountants or officer, as the case may be, and disclosed therein); and

                    (E) Concurrently with the delivery of the financial
               statements referred to in clauses (B) and (C) of this subparagraph 9(i), such Guarantor shall furnish to each Bank a certificate of the chief financial officer of such Guarantor (i) stating that, to the best of such officer's knowledge, such Guarantor during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Credit Guarantee to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any default hereunder except as specified in such certificate, and (ii) stating that all such consolidated and consolidating financial statements present fairly the consolidated and consolidating financial position of the CSC Companies (subject, in the case of interim statements, to normal year-end audit adjustments) and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein).

                    (j) COMMON BUSINESS ENTERPRISE. Such Guarantor and the Borrowers are engaged as an integrated group in a common business enterprise; the integrated operation requires financing on such a basis that credit supplied to the Borrowers can from time to time be made available to or applied for the benefit of such Guarantor and other affiliated parties, as required for the continued successful operation of such Guarantor and the integrated operation as a whole; and such Guarantor has requested the Banks to continue to lend and to make credit available to the Borrowers primarily for the purpose of financing the integrated operations of the Borrowers and such Guarantor, with such Guarantor expecting to derive benefit, directly or indirectly, from the loans and other credit extended by the Banks to the Borrowers, both in such Guarantor's separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of such Guarantor is dependent upon the continued successful performance of the functions of the integrated group as a whole.

                    (k) EFFECT OF CREDIT GUARANTEE. Such Guarantor is entering into this Credit Guarantee without any intent to hinder, delay or defraud any Person or to incur indebtedness beyond its ability to repay such indebtedness in accordance with the terms thereof.

                    (l) DISCLOSURE. No representation or warranty made by any of the CSC Companies in the Loan Documents or in any other document furnished to the Agent or any Bank from time to time in connection herewith or therewith, as of the date of such document, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

Each of the Guarantors agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on and as of the date of each borrowing by either of the Borrowers under the Credit Agreement as though made hereunder on and as of such date.





                            FORM 10Q - Page 77 of 88

              10. LIMITATION ON DIVIDENDS. Neither of the Guarantors shall declare any dividends on any shares of any class of stock of either of the Guarantors, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of stock of either of the Guarantors, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of either of the Guarantors or any CSC Subsidiary, except that the Guarantors may make any Distributions permitted under the provisions of subsection 9.3 of the Credit Agreement.

              11. GUARANTEE OF FINANCIAL COVENANTS. Each of the Guarantors jointly and severally hereby unconditionally and irrevocably guarantees to the Agent and the Banks and their respective successors, indorsees, transferees and assigns the performance of each of the Borrower's covenants contained in subsections 8.4, 9.5, 9.6 and 9.9 of the Credit Agreement.

              12. PROHIBITION OF FUNDAMENTAL CHANGES. Neither of the Guarantors shall, nor shall either of the Guarantors permit any of the CSC Subsidiaries to, directly or indirectly, enter into any transaction of sale, acquisition or merger or consolidation or amalgamation, or liquidate in one transaction or in a series of transactions, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in a single transaction or in a series of related transactions, all or substantially all of its property or assets, or make any fundamental change in the present method of conducting business, except:

                    (a) the sale of inventory or interests in Joint Ventures in the ordinary course of business of the Borrowers and the CSC Ohio Subsidiaries consistent with the current practices of the Borrowers and the CSC Ohio Subsidiaries;

                    (b) any CSC Ohio Subsidiary of either of the Borrowers may be merged or consolidated with or into such Borrower (PROVIDED that such Borrower shall be the continuing or surviving corporation) or with or into any one or more CSC Ohio Subsidiaries wholly owned by either of the Borrowers (PROVIDED that the wholly owned CSC Ohio Subsidiary shall be the continuing or surviving corporation);

                    (c) any CSC Ohio Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to either of the Borrowers or a CSC Ohio Subsidiary wholly owned by either of the Borrowers; and







                            FORM 10Q - Page 78 of 88

                    (d) either of the Guarantors may be merged or consolidated with or into the other Guarantor (PROVIDED that one of the Guarantors shall be the continuing or surviving corporation).

              13. NO WAIVERS; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy on any one occasion shall not be construed as a bar to any right or remedy which the Agent or any Bank would otherwise have on any future occasion. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

              14. SEVERABILITY. Any provision of this Credit Guarantee which is prohibited, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Credit Guarantee. Each of the Guarantors shall negotiate in good faith to replace any prohibited, invalid or unenforceable provision with a valid provision or provisions the economic effect of which shall reflect the economic bargain manifested in the prohibited, invalid or unenforceable provision. If at any time all or any portion of the obligation of any Guarantor under this Credit Guarantee would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under
Section 548 of the federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Credit Guarantee to the contrary such obligation or portion thereof of such Guarantor under this Credit Guarantee shall be limited to the greatest of (i) the value of any quantifiable economic benefits accruing to such Guarantor as





                            FORM 10Q - Page 79 of 88
a result of this Credit Guarantee, (ii) an amount equal to 95% of the excess on the date the relevant liabilities were incurred of the present fair saleable value of the assets of such Guarantor over the amount of all liabilities of such Guarantor, contingent or otherwise, and (iii) the maximum amount for which this Credit Guarantee is determined to be enforceable.

              15. MODIFICATIONS. No provision of this Credit Guarantee shall be waived, amended or supplemented except by a written instrument executed by each of the Guarantors and each of the Banks or by each of the Guarantors and the Agent with the written consent of each of the Banks.

              16. GOVERNING LAW. This Credit Guarantee shall be governed by and construed and interpreted in accordance with the laws of the State of Ohio.

              17. CAPTIONS. The captions in this Credit Guarantee have been inserted for convenience of reference only and in no way limit or amplify the provisions hereof.

              IN WITNESS WHEREOF, each of the undersigned has caused this Credit Guarantee to be duly executed and delivered by its duly authorized officers on the day and year first above written.

                                        CONSOLIDATED STORES CORPORATION,
                                          a Delaware corporation

                                        By:
                                        Name:  James A. McGrady
                                        Title: Vice President and Treasurer


[SEAL]

Attest:


By:______________________________
   James E. Eggenschwiler
   Assistant Secretary

                                        TRO, INC., a Delaware corporation


                                        By:
                                        Name:  James A. McGrady
                                        Title: Vice President and Treasurer


[SEAL]

Attest:


By:_______________________________
   James E. Eggenschwiler
   Assistant Secretary





                            FORM 10Q - Page 80 of 88